UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2021

ESS TECH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, OR	97070
(Address of principal executive offices)	(Zip code)

(855) 423-9920

(Registrant’s telephone number, including area code)

1133 Connecticut Avenue NW, Ste. 700

Washington, DC 20036

(202) 454-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On October 8, 2021 (the “Closing Date”), ESS Tech, Inc., a Delaware corporation (“New ESS”), f/k/a ACON S2 Acquisition Corp., a Delaware corporation (“STWO”), consummated the previously announced merger pursuant to that certain Agreement and Plan of Merger, dated May 6, 2021 (the “Merger Agreement”), by and among STWO, SCharge Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of STWO (“Merger Sub”), and ESS Tech, Inc., a Delaware corporation (“ESS”) following the approval at a special meeting of the stockholders of STWO held on October 5, 2021 (the “Special Meeting”).

Pursuant to the terms of the Merger Agreement, STWO deregistered by way of continuation under the Cayman Islands Companies Act (2021 Revision) and registered as a corporation in the State of Delaware under Part XII of the Delaware General Corporation Law (the “Domestication”), and a business combination between STWO and ESS was effected through the merger of Merger Sub with and into ESS, with ESS surviving as a wholly owned subsidiary of STWO (together with the other transactions described in the Merger Agreement, the “Merger”). On the Closing Date, the registrant changed its name from “ACON S2 Acquisition Corp” to “ESS Tech, Inc.”

As a result of the Domestication, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions of the Merger Agreement, each outstanding Class A ordinary share, par value $0.0001 per share, of STWO (“STWO Class A Ordinary Shares”) converted, on a one-for-one basis, into shares of common stock of New ESS, par value $0.0001 per share (“New ESS Common Stock”), and each outstanding Class B ordinary share, par value $0.0001 per share, of STWO (“STWO Class B Ordinary Shares”) converted, on a one-for-one basis, into shares of New ESS Common Stock.

Following the consummation of the Domestication and the merger of Merger Sub and ESS, each share of outstanding ESS common stock, par value $0.0001 per share (“ESS Common Stock”) was converted and exchanged for 1.47110014425 shares of New ESS Common Stock (the “Per Share Consideration”), plus any Earnout Stock (as defined below). All outstanding shares of ESS preferred stock, par value $0.0001 per share (“ESS Preferred Stock”) were converted, on a one-for-one basis, into an equivalent number of ESS Common Stock immediately prior to the Effective Time.

No fractional shares of New ESS Common Stock were issued upon the exchange of ESS Common Stock. In lieu of the issuance of any such fractional shares, STWO paid each former ESS securityholder who otherwise would have been entitled to receive such fractional share an amount in cash, without interest, rounded up to the nearest cent, equal to the product of (a) the amount of the fractional share interest in a share of New ESS Common Stock to which such holder otherwise would have been entitled, multiplied by (b) an amount equal to the dollar volume-weighted average price of shares of New ESS Common Stock for the 20 trading days ending three business days prior to the Effective Time.

Effective as of the Effective Time and by virtue of the Merger, each option to purchase shares of ESS Common Stock (an “ESS Option”) that was outstanding and unexercised as of immediately prior to the Effective Time was converted into an option to acquire a number of shares of New ESS Common Stock equal to the product of (x) the number of shares of ESS Common Stock subject to the applicable ESS Option and (y) the Per Share Consideration, and is subject to the same terms and conditions as were applicable to such ESS Option (each, an “Assumed ESS Option”). The exercise price per share of each Assumed ESS Option is equal to the quotient obtained by dividing (x) the exercise price per share applicable to such ESS Option immediately prior to the Effective Time by (y) the Per Share Consideration.

Effective as of the Effective Time and by virtue of the Merger, each restricted stock unit of ESS (an “ESS RSU”) that was outstanding as of immediately prior to the Effective Time was converted into an award of New ESS restricted stock units covering a number of shares of New ESS Common Stock equal to the number of shares of ESS Common Stock subject to the ESS RSU immediately prior to the Effective Time, and is subject to the same terms and conditions as were applicable to such ESS RSU.

Immediately prior to the Effective Time, there was outstanding an aggregate of 13,000,000 warrants to acquire STWO Class A Ordinary Shares at an exercise price of $11.50 per share (the “STWO Warrants”), comprised of (i) 4,666,667 private placement warrants (the “Private Placement Warrants”) (583,333 of which were forfeited as of the Closing Date, 3,500,000 of which vested as of the Closing Date and 583,334 of which will vest in two equal tranches upon the occurrence of the Earnout Milestone Events (as defined below) pursuant to the Sponsor Letter Agreement (as described below)) held by ACON S2 Sponsor, L.L.C., a Delaware limited liability company (the “Sponsor”), and (ii) 8,333,333 public warrants included in the STWO units sold in STWO’s initial public offering (the “Public Warrants”). Each whole warrant entitled the holder thereof to purchase one STWO Class A Ordinary Share and, effective as of the Effective Time, now entitles the holder thereof to purchase one share of New ESS Common Stock, in accordance with its terms (the “New ESS Warrants”).

Prior to the Effective Time, to incentivize employees and other services providers of ESS that continued to serve New ESS on and following the Effective Time (“Continuing Employees”), ESS granted 824,998 ESS RSUs (the “Incentive RSU Pool”). ESS RSUs under the Incentive RSU Pool shall vest subject to the occurrence of the earnout milestone events set forth in the Merger Agreement, and the Continuing Employee’s continued service to New ESS through each vesting date. Allocations of the Incentive RSU Pool were determined by ESS in its sole discretion and were generally based on a participant’s role and expected role with New ESS on and following the Effective Time.

Pursuant to the Merger Agreement, from and after the Effective Time until 54 months after the Effective Time (the “Earnout Period”), New ESS may issue to eligible ESS securityholders, on a pro rata basis, up to 16,500,000 shares of additional New ESS Common Stock (the “Earnout Stock”) less any ESS RSUs issued pursuant to the Incentive RSU Pool, issuable in two equal tranches upon the occurrence of the respective earnout milestone events (the “Earnout Milestone Events”) (collectively, the “Earnout”). As no Earnout Milestone Events have yet been achieved, the Earnout Stock are contingently issuable, and accordingly, are accounted for as liability classified equity instruments in the unaudited pro forma financial information. The issuance of the Earnout Stock would dilute all New ESS Common Stock outstanding at that time. Using the capital structure as of the Effective Time, the up to 15,675,002 shares issuable in connection with the Earnout (net of the 824,998 ESS RSUs issued pursuant to the Incentive RSU Pool) would represent approximately 11.6% of shares of New ESS Common Stock issued and outstanding as of October 8, 2021.

Prior to the Closing, STWO’s units, STWO Class A Ordinary Shares and warrants were listed on Nasdaq, under the symbols “STWOU,” “STWO,” and “STWOW,” respectively. On the Closing Date, all of STWO’s outstanding units separated into their component parts of one STWO Class A Ordinary Shares and one-third of one warrant to purchase one STWO Class A Ordinary Shares at a price of $11.50 per share, and STWO’s units ceased trading on the Nasdaq. No fractional New ESS Warrants were issued upon separation of the STWO units.

As of the open of trading on October 11, 2021, the New ESS Common Stock and New ESS Warrants, formerly those of STWO, began trading on the New York Stock Exchange under the symbols “GWH” and “GWH.W”, respectively.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms “Company,” “Registrant,” “we,” “us,” and “our” refer to the parent entity formerly named ACON S2 Acquisition Corp., after giving effect to the Merger, and as renamed “ESS Tech, Inc.”

A description of the Merger and the terms of the Merger Agreement are included in the definitive proxy statement/consent solicitation statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2021 (the “Proxy Statement”) in the sections entitled “Proposal No.2-The Business Combination Proposal” and “The Merger Agreement.”

On October 8, 2021, a number of third party purchasers (the “Other PIPE Investors”) and certain existing securityholders of ESS (the “Insider PIPE Investors”, and together with the Other PIPE Investors, the “PIPE Investors”) purchased from New ESS an aggregate of 25,000,000 newly-issued shares of New ESS Common Stock (the “PIPE Financing”), for a purchase price of $10.00 per share and an aggregate purchase price of $250.0 million (the “PIPE Shares”), each pursuant to a separate subscription agreement (each, a “Subscription Agreement”), entered into effective as of May 6, 2021. Pursuant to the Subscription Agreements, New ESS gave certain registration rights to the PIPE Investors with respect to their PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Merger (the “Closing”). Pursuant to the Merger Agreement, New ESS entered into a Registration Rights Agreements, dated as of October 8, 2021 (as described below), providing for certain registration rights to the Sponsor and certain securityholders of New ESS.

A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Certain Agreements Related to the Business Combination—PIPE Financing” on page 131 of the Proxy Statement, and that information is incorporated herein by reference.

The foregoing descriptions of the Merger Agreement and the Subscription Agreement are summaries only and are qualified in their entirety by the full text of (i) the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and (ii) the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

As of October 8, 2021, there were approximately 135,058,074 shares of New ESS Common Stock issued and outstanding.

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the Merger, New ESS will enter into indemnification agreements with each of its directors and executive officers. These indemnification agreements, among other things, will require New ESS to indemnify New ESS’ directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of New ESS’ directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at New ESS’ request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement

In connection with the Merger, on the Closing Date, New ESS, Sponsor, and certain New ESS securityholders entered into a Registration Rights Agreement (the “Registration Rights Agreement”), which superseded the registration and shareholder rights agreement between STWO and its initial shareholders. The Registration Rights Agreement provided that, among other things, the Sponsor and such holders were granted certain customary registration rights, demand rights and piggyback rights with respect to their respective shares of New ESS Common Stock.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Sponsor Letter Agreement

In connection with the Merger, STWO, ESS, the Sponsor, STWO’s officers, and STWO’s directors (the Sponsor, STWO’s officers, and STWO’s directors, collectively, the “STWO Initial Stockholders”) entered into the Sponsor Letter Agreement, pursuant to which the STWO Initial Shareholders agreed, among other things, to (i) vote in favor of approval of the Merger Agreement and the transactions contemplated thereby (including the Domestication and the Merger), (ii) waive any adjustment to the conversion ratio set forth in STWO’s current amended and restated memorandum and articles of association, (iii) be bound by certain other covenants and agreements related to the Merger, (iv) terminate certain lock-up provisions of that certain letter agreement, dated September 16, 2020, on the terms and conditions in the Sponsor Letter Agreement and (v) be bound by certain transfer restrictions during the lock-up period described therein with respect to his, her or its shares in STWO prior to the Closing Date, or the earlier termination of the Merger Agreement.

In addition, pursuant to the Sponsor Letter Agreement, 3,500,000 Private Placement Warrants vested as of the Closing Date, 583,333 Private Placement Warrants were forfeited as of the Closing Date, and 583,334 Private Placement Warrants will vest in two equal tranches upon the occurrence of the Earnout Milestone Events pursuant to the terms therein.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Sponsor Letter Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Stockholders’ Agreement

Concurrently with the execution of the Merger Agreement, ESS entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”), with SB Energy Global Holdings One Ltd. (“SBE”) and Breakthrough Energy Ventures, LLC (“BEV”) who were the two largest stockholders of ESS immediately prior to the Closing Date, pursuant to which the parties agreed, among other things, (i) that each of SBE and BEV would have one designee on New ESS’ initial board of directors, and (ii) that each of SBE and BEV will continue to be entitled to designate a member of the New ESS board of directors until it beneficially owns less than five percent (5%) of the issued and outstanding voting stock of New ESS.

The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by the full text of the Stockholders’ Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference into this Item 2.01.

Pursuant to the amended and restated bylaws that became effective at the Effective Time (the “Amended and Restated Bylaws”), New ESS’ directors, officers, employees and certain other New ESS securityholders shall not transfer shares of New ESS Common Stock from the period beginning on the Closing Date and ending on the earliest of (a) the date that is 180 days after the Effective Time, and (b) such date on which New ESS completes a liquidation, merger, stock exchange or other similar transaction that results in all New ESS stockholders having the right to exchange their shares of New ESS Common Stock for cash, securities or other property (the “Lock-Up Period”); provided that, if, following the 150th day after the Effective Time, the dollar volume-weighted average price of New ESS Common Stock, for any 20 trading days within any 30 consecutive trading day period (which period, for the avoidance of doubt, may be measured beginning before, on or after the 150th day after the Effective Time), is at least $12.00 per share, then the transfer restrictions shall no longer apply.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

As previously reported, at the Special Meeting, the Company’s stockholders approved the Merger. On October 8, 2021, the parties to the Merger Agreement completed the Merger.

Holders of 20,754,719 shares of STWO public shares (which consists of the previously disclosed redemptions of 20,779,960 shares net of reversals of 25,421 redeemed shares that were processed immediately prior to the redemption deadline) exercised their right to redeem such shares for cash at a price of approximately $10.00 per share for aggregate payments of approximately $207,547,190.

At the Closing Date, an aggregate of 67,695,626 shares of ESS Common Stock were exchanged for an aggregate of 99,562,793 shares of New ESS Common Stock.

Immediately after giving effect to the completion of the Merger and the issuance of the PIPE Shares, there were outstanding:

•	135,058,074 shares of New ESS Common Stock; and

•

12,416,621 New ESS Warrants (consisting of 8,333,287 Public Warrants and 4,083,334 Private Placement Warrants), each exercisable for one share of New ESS Common Stock at an exercise price of $11.50 per share.

The material terms and conditions of the Merger Agreement are described in the Proxy Statement in the sections entitled “Proposal No.2-The Business Combination Proposal” and “The Merger Agreement.” which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as STWO was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to STWO, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

New ESS makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding New ESS’ future financial performance, as well as New ESS’ strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. New ESS cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of New ESS, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing New ESS’ views as of any subsequent date, and New ESS does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, New ESS’ actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	New ESS’ ability to realize the benefits expected from the Merger;

•	New ESS’ financial and business performance following the Merger, including financial projections and business metrics;

•	changes in New ESS’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the implementation, market acceptance and success of New ESS’ technology implementation and business model;

•	New ESS’ ability to scale in a cost-effective manner;

•	developments and projections relating to New ESS’ competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on New ESS’ business and the actions New ESS may take in response thereto;

•	New ESS’ expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which we will be an emerging growth company under the JOBS Act;

•	New ESS’ future capital requirements and sources and uses of cash;

•	New ESS’ ability to obtain funding for its operations;

•	New ESS’ business, expansion plans and opportunities;

•	the outcome of any known and unknown litigation and regulatory proceedings;

•	New ESS’ ability to successfully deploy the proceeds from the Merger; and

•

New ESS’ ability to manage other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 33 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of ESS and STWO prior to the Merger are described in the Proxy Statement in the sections entitled “Information About ESS” beginning on page 174 and “Information About STWO” beginning on page 214 of the Proxy Statement, which are incorporated herein by reference.

The Company’s investor relations website is located at https://investors.essinc.com/. New ESS uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor New ESS’ investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. New ESS also makes available, free of charge, on its investor relations website under https://investors.essinc.com/financials/sec-filings/, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with New ESS’ business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 33 of the Proxy Statement, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data as of and for the years ended December 31, 2020 and 2019, and the selected consolidated balance sheet and other data as of June 30, 2021, and for the six months ended June 30, 2021 and 2020 for ESS are included in the Proxy Statement in the section entitled “Selected Historical Financial Information of ESS” beginning on page 11 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Consolidated Financial Statements

The unaudited consolidated financial statements of ESS as of and for the three and six months ended June 30, 2021 and 2020 have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on Page F-29 of the Proxy Statement, which are incorporated herein by reference.

These unaudited consolidated financial statements should be read in conjunction with the historical audited financial statements of ESS as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement beginning on page F-2 of the Proxy Statement, and that information is incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed combined financial information of New ESS as of and for the six months ended June 30, 2021 and the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “ESS Management’s Discussion and Analysis of Financial Condition and Results of Operations”, beginning on page 195 of the Proxy Statement, and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “ESS Management’s Discussion and Analysis of Financial Condition and Results of Operations in the subsection entitled “Quantitative and Qualitative Disclosures About Market Risk” beginning on page 209 of the Proxy Statement, and that information is incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Information About ESS” in the subsection entitled “Facilities” on page 185 of the Proxy Statement, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New ESS regarding the beneficial ownership of New ESS Common Stock as of the Closing Date by:

•	each person known to New ESS to be the beneficial owner of more than 5% of outstanding New ESS Common Stock;

•	each of New ESS’ executive officers and directors; and

•	all of the executive officers and directors of New ESS as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of New ESS Common Stock is based on 135,058,074 shares of New ESS Common Stock outstanding as of the Closing Date.

Unless otherwise indicated, New ESS believes that each beneficial owner named in the table below has the sole voting and investment power with respect to all shares of New ESS Common Stock beneficially owned by such beneficial owner.

Name of Beneficial Owner	Number of New ESS Common Stock Beneficially Owned	Percentage of New ESS Common Stock Beneficially Owned
Greater than Five Percent Holders
BASF Venture Capital GmbH (1)	7,973,282	5.90%
Breakthrough Energy Ventures, LLC (2)	16,037,874	11.87%
Cycle Capital Fund III, L.P. (3)	9,745,399	7.22%
Entities affiliated with Pangaea Ventures III LLC (4)	11,220,487	8.31%
SB Energy Global Holdings One Ltd. (5)	31,714,972	23.48%
Executive Officers and Directors
Eric Dresselhuys (6)	130,059	*
Craig E. Evans (7)	4,699,745	3.47%
Amir Moftakhar (8)	719,256	*
Julia Song (9)	2,125,543	1.57%
Raffi Garabedian (10)	24,868	*
Rich Hossfeld	—	—%
Michael R. Niggli (11)	904,894	*
Kyle Teamey	—	—%
Shirley Speakman	—	—%
Alexi Wellman	—	—%
Daryl Wilson (12)	177,784	*
All Directors and Executive Officers as a Group (11 Individuals) (13)	8,782,149	6.50%

*	Represents less than one percent.
(1)	Consists of shares held directly by BASF Ventures Capital GmbH. The address for BASF Ventures Capital GmbH is BE 01, Benckiserplatz 1, Ludwigshagen/Rhine, Germany 67059.
(2)

Consists of shares held directly by Breakthrough Energy Ventures, LLC. Breakthrough Energy Ventures, LLC is managed by Breakthrough Energy Investments, LLC, its manager, which may be deemed to have beneficial ownership over the shares and exercises voting and investment control through its investment committee. The address for each of Breakthrough Energy Ventures, LLC and Breakthrough Energy Investments, LLC is 250 Summer Street, 4th Floor, Boston, MA 02210.

(3)

Consists of shares held directly by Cycle Capital Fund III, L.P. (“Cycle Capital Fund III”). Cycle Capital Management II Inc. is the general manager of Cycle Capital III, L.P., which is the general partner of Cycle Capital Fund III. Andrée-Lise Methot and Claude Vachet, as managing partners of Cycle Capital III, L.P., can be deemed to share beneficial ownership over the shares held by Cycle Capital Fund III. The address for each of the Cycle Capital entities, Andrée-Lise Methot and Claude Vachet is 100 Sherbrooke West, Suite 1610, Montreal, Québec, Canada H3A 3G4.

(4)

Consists of (i) 10,828,646 shares held by Pangaea Ventures Fund III, LP, (ii) 143,467 shares held by Pangaea Partners LLC, (iii) 190,644 shares held by Monoc Capital Ltd. (“Monoc”) and (iv) 57,730 shares held by Vicap LLC (“Vicap”). Pangaea Venture Funds III, LP is managed by its general partner, Pangaea Ventures III LLC (“Pangaea GP”). Pangaea GP is managed and controlled by Vicap, PSee Ventures LLC and Monoc, which are owned and controlled by Chris Erickson, Purnesh Seegopaul and Andrew Haughian, respectively. Chris Erickson and Andrew Haughian share voting and dispositive control over the shares held by Pangaea Partners LLC. The address for each of these entities and individuals is c/o Pangaea Ventures III LLC, 5080 North 40th Street, Unit 105, Phoenix, AZ 85018.

(5)

Consists of shares held directly by SB Energy Global Holdings One Ltd., an affiliate of Softbank Group Corp. The address for SB Energy Global Holdings One Ltd. is 69 Grosvenor Street, London, United Kingdom, W1K 3JP. The address of SoftBank Group Corporation is 1-9-1, Higashi-Shimbashi Minato-ku, Tokyo 105-7303 Japan.

(6)	Consists of 130,059 restricted stock units held by Mr. Dresselhuys.

(7)	Consists of (i) 4,602,453 shares held by Mr. Evans, (ii) 58,984 restricted stock units and (iii) options to purchase 38,308 shares exercisable within 60 days of October 8, 2021.
(8)	Consists of (i) 272,372 shares held by Mr. Moftakhar, (ii) 101,026 restricted stock units and (iii) options to purchase 345,858 shares exercisable within 60 days of October 8, 2021.
(9)	Consists of (i) 1,917,211 shares held by Dr. Song, (ii) 56,626 restricted stock units and (iii) options to purchase 151,706 shares exercisable within 60 days of October 8, 2021.
(10)	Consists of 24,868 restricted stock units held by Mr. Garabedian.
(11)

Consists of (i) 414,414 shares held by Mr. Niggli, (ii) 196,260 shares held by the Michael R. Niggli Family Trust to which Mr. Niggi is the trustee, (iii) 30,053 restricted stock units held by Mr. Niggli, (iv) 73,555 shares held by the Chloe D Niggli 2021 Gift Trust to which Mr. Niggli is the trustee, (v) 73,555 shares held by the Ian M Niggli 2021 Gift Trust to which Mr. Niggli is the trustee, (vi) 73,555 shares held by the Lorelei A Niggli 2021 Gift Trust to which Mr. Niggli is the trustee, (vii) 73,555 shares held by the Michael R Jr Niggl 2021 Gift Trust to which Mr. Niggli is the trustee and (viii) options to purchase 177,785 shares exercisable within 60 days of October 8, 2021.

(12)	Consists of (i) 46,364 restricted stock units and (ii) options to purchase 131,420 shares exercisable within 60 days of October 8, 2021.
(13)	Unless otherwise indicated, the address of each of New ESS’ directors and executive officers is c/o ESS Tech, Inc., 26440 SW Parkway Ave., Bldg. 83, Wilsonville, OR 97070.

Directors and Executive Officers

Information with respect to New ESS’ directors and executive officers following the Closing of the Merger is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 225 of the Proxy Statement, and that information is incorporated herein by reference.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of New ESS following the Closing Date of the Merger is set forth in the Proxy Statement in the section entitled “ Management After the Business Combination” in the subsection entitled “Director Independence” beginning on page 228 of the Proxy Statement, and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors of New ESS immediately after the Closing of the Merger is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” in the subsection entitled “Role of the New ESS Board in Risk Oversight/Risk Committee” beginning on page 228 of the Proxy Statement, and that information is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the named executive officers of New ESS is set forth in the Proxy Statement in the section entitled “ESS’ Executive Compensation” beginning on page 186 of the Proxy Statement and Item 5.02 of this Current Report on Form 8-K, and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the board of directors of ESS before the consummation of the Merger is set forth in the Proxy Statement section entitled “ESS’ Executive Compensation” in the subsection entitled “Director Compensation” beginning on page 193 of the Proxy Statement, and that information is incorporated herein by reference.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of New ESS are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 211 of the Proxy Statement, and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings concerning New ESS set forth in the Proxy Statement in the section entitled “Information About ESS” in the subsection entitled “Legal Proceedings” on page 185 of the Proxy Statement, and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section of the Proxy Statement entitled “Description of STWO Securities” beginning on page 233 is incorporated herein by reference. Additional information regarding holders of New ESS’ securities is set forth below in the section of this Current Report on Form 8-K entitled “Description of New ESS Securities.”

The STWO Class A Ordinary Shares, STWO warrants, and STWO’s units (consisting of one share of STWO Class A Ordinary Shares and one-third of one STWO warrants, the “Units”) were historically quoted on Nasdaq under the symbols “STWO”, “STWOW” and “STWOU”, respectively. At the Effective Time, the Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On October 11, 2021, the New ESS Common Stock and the New ESS Warrants began trading on the New York Stock Exchange under the new trading symbols “GWH” and “GWH.W”, respectively.

As of the Closing Date, New ESS had 135,058,074 shares of New ESS Common Stock issued and outstanding held of record by approximately 115 holders (excluding DTC participants or beneficial owners holding shares through nominee names) and 12,416,621 New ESS Warrants (consisting of 8,333,287 public warrants and 4,083,334 Private Placement Warrants), each exercisable for one share of New ESS Common Stock, at a price of $11.50 per share.

Dividends

New ESS has not paid any cash dividends on the New ESS Common Stock to date. New ESS may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the board of directors and will depend on, among other things, New ESS’ results of operations, financial condition, cash requirements, contractual restrictions and other factors that the board of directors may deem relevant. In addition, New ESS’ ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness New ESS or its subsidiaries incur. New ESS does not anticipate declaring any cash dividends to holders of the New ESS Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, and that information is incorporated herein by reference.

Description of New ESS Securities

The description of New ESS’ securities is set forth in the section of the Proxy Statement entitled “Description of STWO’s Securities” beginning on page 233, and that information is incorporated herein by reference.

Common Stock

Immediately following the Closing, New ESS’ authorized capital stock consisted of 2,200,000,000 shares of capital stock, $0.0001 par value per share, consisting of 2,000,000,000 shares of New ESS Common Stock and 200,000,000 shares of New ESS Preferred Stock. No shares of New ESS Preferred Stock were issued and outstanding immediately after the Merger.

Warrants

Each New ESS Warrant entitles the registered holder to purchase one share of New ESS Common Stock at a price of $11.50 per share, subject to adjustment. The public warrants are exercisable at any time commencing 30 days after the Closing Date. Pursuant to the Sponsor Letter Agreement, 3,500,000 of the Private Placement Warrants vested upon Closing, and the remaining 583,334 of the Private Placement Warrants will vest in two equal tranches upon the occurrence of the Earnout Milestone Events. The New ESS Warrants will expire on the fifth anniversary of the Closing Date, or earlier upon redemption or liquidation.

Indemnification of Directors and Officers

As noted above in Item 1.01 of this Current Report on Form 8-K, New ESS will enter into indemnification agreements with each of its directors and executive officers. Each indemnification agreement will provide for indemnification and advancements by New ESS of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New ESS or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated herein by reference into this Item 2.01.

Changes in Disagreements with Accountants on Accounting and Financial Disclosure

The dismissal and appointment of independent auditors of ESS’ are described in the Proxy Statement in the section entitled “ESS Management’s Discussion and Analysis of Financial Condition and Results of Operation” in the subsection entitled “Change in Certifying Accountant” beginning on page 209 of the Proxy Statement, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, all of STWO’s outstanding Units separated into their component securities and STWO’s units ceased trading on Nasdaq.

Item 3.02	Unregistered Sales of Equity Securities.

The information with respect to the PIPE Shares set forth in the “Introductory Note” above is incorporated herein by reference into this Item 3.02. The PIPE Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Merger, STWO changed its name to ESS Tech, Inc. and adopted the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement in the sections entitled “Description of STWO’s Securities,” which is incorporated herein by reference.

The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of New ESS contain material modifications to New ESS’ authorized capital stock, shareholder voting rights, composition of the board of directors, and nomination, liability, indemnification, and removal of directors.

The foregoing descriptions of the modifications to the rights of security holders pursuant to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The information set forth under in the sections titled “Proposal No.2-The Business Combination Proposal” beginning on page 102 of the Proxy Statement and “The Merger Agreement” beginning on page 120 of the Proxy Statement and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Further, on October 12, 2021, the board of directors of New ESS (the “Board”) increased the size of the Board from eight to nine directors and appointed Alexi Wellman as an independent director, effective immediately. Ms. Wellman will serve as a Class III director whose term will expire at the Company’s 2024 annual meeting of stockholders. Additionally, on October 12, 2021, the Board removed Daryl Wilson as a member of the Audit Committee, and appointed Ms. Wellman as a member of the Audit Committee. The Board also removed Shirley Speakman as Chair of the Audit Committee, and appointed Ms. Wellman in her place. Following Ms. Wellman’s appointment and related changes to committee composition, the directors of New ESS are as follows:

Directors

Name	Age	Position
Eric P. Dresselhuys	56	Chief Executive Officer and Director
Craig Evans	45	President, Co-Founder and Director
Raffi Garabedian(2)	55	Director
Rich Hossfeld(1)	42	Director
Michael R. Niggli(3)	71	Director
Kyle Teamey(2)	45	Director
Shirley Speakman(1)	53	Director
Alexi Wellman(1)	51	Director
Daryl Wilson(1)(3)	62	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

For biographical information concerning Eric P. Dresselhuys, Craig Evans, Raffi Garabedian, Rich Hossfeld, Michael R. Niggli, Kyle Teamey, Shirley Speakman, and Daryl Wilson, reference is made to the disclosure described in the section entitled “Management After the Business Combination” beginning on page 224 of the Proxy Statement, and that information is incorporated herein by reference.

Alexi Wellman. Ms. Wellman has served as a member of our board of directors since October 12, 2021. Since June 2017, she has served as Chief Financial and Accounting Officer of Altaba Inc. (Nasdaq: AABAP), a closed-end management investment company f/k/a Yahoo Inc. From October 2015 to June 2017, Ms. Wellman was the Vice President, Global Controller of Yahoo Inc. (Nasdaq: YHOO) and prior to that role, served as Vice President, Finance from November 2013 to October 2015. From October 2004 to December 2011, Ms. Wellman served as a Partner at KPMG LLP, an audit, tax and advisory firm. Ms. Wellman currently serves as a director of various private technology companies, as well as a director and chair of the audit and member of compensation committees of Werner Enterprises (NYSE: WERN) and director and member of audit committee of Bilander Acquisition Corp (Nasdaq: TWCB). She previously served as a director of Endurance International Group (Nasdaq: EIGI) from 2018 to 2021, TWC Tech

Holdings II Corp. (Nasdaq: TWCT) from 2020 to 2021, Nebula Caravel Acquisition Corp. (Nasdaq:NEBC) from 2020 to 2021, and as a director of Yahoo Japan (TYO: 4689) from 2016 to 2018. Ms. Wellman holds a B.S. in Accounting & Business Management from the University of Nebraska.

We believe Ms. Wellman is qualified to serve on our Board due to her extensive accounting, corporate finance, and strategic planning experience, as well as her service on the boards of directors of several public and private companies.

In connection with Ms. Wellman’s appointment to the Board, Ms. Wellman will receive the standard non-employee director compensation for serving on the Board and committees of the Board pursuant to the Outside Director Compensation Policy, as described under “—Outside Director Compensation Policy” below. The Company intends to enter into an indemnification agreement with Ms. Wellman in connection with her appointment to the Board, which will be in substantially the same form as that to be entered into with the other directors of the Company and is further described in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements.” There are no arrangements or understandings between Ms. Wellman and any other persons pursuant to which Ms. Wellman was appointed as a director of the Company. There are no transactions in which Ms. Wellman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Board has determined that Ms. Wellman qualifies as an independent director under the corporate governance standards of the New York Stock Exchange.

There are no family relationships among any of the directors or executive officers of the Company, except Craig Evans and Dr. Julia Song are married.

Employment Agreements

For descriptions of the employment agreements and offer letters with the executive officers, reference is made to the disclosure described in the Proxy Statement in the section titled “ESS’ Executive Compensation—Executive Officer Employment Agreements” beginning on page 191, which is incorporated herein by reference. Those descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of such employment agreements and offer letters, which are attached as Exhibits 10.6, 10.7, 10.8 and 10.9 hereto and incorporated herein by reference.

2021 Equity Incentive Plan

As previously disclosed, at the Special Meeting, the stockholders of the Company considered and approved the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was confirmed, approved, and ratified, by the Board on October 12, 2021. The 2021 Plan became effective immediately upon the Closing Date.

A description of the 2021 Plan is included in the Proxy Statement in the section entitled “Proposal No. 5—The Equity Plan Proposal” beginning on page 157 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan, which is attached hereto as Exhibit 10.10, and incorporated herein by reference.

2021 Employee Stock Purchase Plan

As previously disclosed, at the Special Meeting, the stockholders of the Company considered and approved the 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP was confirmed, approved, and ratified by the Board on October 12, 2021. The 2021 ESPP became effective immediately upon the Closing Date.

A description of the 2021 ESPP is included in the Proxy Statement in the section entitled “Proposal No. 7—The Employee Stock Purchase Plan Proposal” beginning on page 167 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2021 ESPP is qualified in its entirety by the full text of the 2021 ESPP, which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Outside Director Compensation Policy

Following the Closing Date, on October 12, 2021, the Board considered and approved the Outside Director Compensation Policy for non-employee directors. The Outside Director Compensation Policy became effective upon the Closing Date. The Outside Director Compensation Policy is intended to formalize the Company’s policy regarding the compensation to its directors who are not employees of the Company (“Outside Directors”). The foregoing description of the Outside Director Compensation Policy is qualified in its entirety by the full text of the Outside Director Compensation Policy, which is available on the investor relations page of New ESS’ website and is attached hereto as Exhibit 10.12 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Following the Closing Date, on October 12, 2021, the Board considered and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of New ESS’ directors, officers and employees. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on the investor relations page of New ESS’ website.

Item 5.06	Change in Shell Company Status

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of New ESS, as in effect immediately prior to the Closing Date, New ESS ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. A description of the Merger and the terms of the Merger Agreement are included in the Proxy Statement in the sections entitled “The Business Combination” beginning on page 102, “The Merger Agreement” beginning on page 120 of the Proxy Statement, in the information set forth under “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

New ESS announces material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and New ESS’ website (essinc.com), and investor relations webpage (investors.essinc.com).

New ESS uses these channels, as well as social media, including its Twitter account (@ESS_Info), YouTube account (https://www.youtube.com/channel/UC3vNQ7v-VdTQFQ48kP6jUwQ), LinkedIn account (https://www.linkedin.com/company/energy-storage-systems/) and Facebook account (https://www.facebook.com/energystoragesystemsinc/), to communicate with investors and the public regarding news and developments about New ESS its products, new customer projects and other matters. Therefore, New ESS encourages investors, the media, and others interested in New ESS to review the information it makes public in these locations, as such information could be deemed to be material information.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of ESS as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement beginning on page F-2 and are incorporated herein by reference. The unaudited condensed financial statements of ESS as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 and the related notes are included in the Proxy Statement beginning on page F-29 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth on Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit No.	Filing Date	Filed or Furnished Herewith

2.1#**	Merger Agreement, dated as of May 6, 2021, by and among STWO, SCharge Merger Sub, Inc. and ESS	8-K	001-39525	2.1	May 7, 2021

3.1	Amended and Restated Certificate of Incorporation of New ESS					X

3.2	Amended and Restated Bylaws of New ESS					X

4.1**	Warrant Agreement, dated September 16, 2020, by and between STWO and Continental Stock Transfer & Trust Company.	S-4	333-257232	4.1	June 21, 2021

4.2	Assignment, Assumption and Amendment Agreement to the Warrant Agreement, dated October 8, 2021, by and among ESS, STWO, Continental Stock Transfer & Trust Company, Computershare Trust Company, N.A. and Computershare, Inc.					X

10.1**	Form of Subscription Agreement, dated as of May 6, 2021	8-K	001-39525	10.1	May 7, 2021

10.2	Form of Indemnification Agreement					X

10.3**	Form of Registration Rights Agreement	8-K	001-39525	10.4	May 7, 2021

10.4**	Sponsor Letter Agreement, dated as of May 6, 2021	8-K	001-39525	10.3	May 7, 2021

10.5	Stockholders’ Agreement, dated as of May 6, 2021, by and among ESS, SBE, and BEV					X

10.6†**	Employment Agreement, dated March 3, 2015, by and between ESS and Yang Song	S-4	333-257232	10.12	June 21, 2021

10.7†**	Offer Letter, dated July 31, 2019, by and between ESS and Amir Moftakhar	S-4	333-257232	10.9	June 21, 2021

10.8†**	Employment Agreement, dated April 1, 2021, by and between ESS and Eric Dresselhuys	S-4	333-257232	10.10	June 21, 2021

10.9†**	Employment Agreement, dated May 23, 2021, by and between ESS and Craig Evans	S-4	333-257232	10.11	June 21, 2021

10.10†**	2021 Equity Incentive Plan	S-4/A	333-257232	Annex D	September 9, 2021

10.11†**	2021 Employee Stock Purchase Plan	S-4/A	333-257232	Annex E	September 9, 2021

10.12†	Outside Director Compensation Policy					X

10.13**	Office Lease Agreement, dated July 24, 2017, by and between ESS and Parkway Woods Business Park, LLC	S-4	333-257232	10.8	June 21, 2021

10.14#**	Framework Agreement, dated as of March 31, 2021, by and between SBE US Holdings One, Inc. and ESS	S-4	333-257232	10.13	June 21, 2021

99.1	Unaudited Pro Forma Condensed Consolidated Combined Financial Information of the Company for the six months ended June 30, 2021 and for the year ended December 31, 2020					X

104	Cover Page Interactive Data File

†	Indicates management contract or compensatory plan or arrangement.
#	Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.
**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 15, 2021

ESS TECH, INC.

By:	/s/ Craig Evans
Name:	Craig Evans
Title:	President